[Transamerica Financial Life Insurance Company Letterhead]

September 22, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-6NY of TFLIC
File No. 811-08677, CIK 0001044601
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6NY of TFLIC, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance TrustSM; The Universal Institutional Funds, Inc.; PIMCO Advisors VIT; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series, Fund (CIK: 778207) filed September 3, 2004

•	The Alger American Fund (CIK: 832566) filed August 18, 2004

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK:825316) filed September 15, 2004

•	Dreyfus Variable Investment Fund (CIK: 813383) filed August 17, 2004

•	Janus Aspen Series (CIK: 906185) filed August 20, 2004

•	MFS® Variable Insurance TrustSM (CIK:918571) filed August 31, 2004

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed September 1, 2004

•	PIMCO Advisors VIT (CIK: 923185) filed September 3, 2004

•	PIMCO Variable Insurance Trust (CIK: 1047304) filed September 7, 2004

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group